Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, Securities Act File No. 033-70958

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

Supplement dated November 30, 2011 to Prospectus Dated October 27, 2011, as amended

Class A shares, Class C shares, Class Y shares and Institutional shares of the Touchstone Ultra Short Duration Fixed Income Fund will be available for purchase upon closing of the reorganization of the Old Mutual Dwight Short Term Fixed Income Fund, a series of Old Mutual Funds II, into the Touchstone Ultra Short Duration Fixed Income Fund (the “Reorganization”).  The closing of the Reorganization is contingent upon the approval of the Agreement and Plan of Reorganization (“Agreement”) by shareholders of record as of the close of business on November 14, 2011 of the Old Mutual Dwight Short Term Fixed Income Fund and other closing conditions being satisfied.

303 Broadway • Suite 1100 • Cincinnati, OH 45202-4203

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group(R)

Please retain this Supplement for future reference.

October 27, 2011, amended November 30, 2011

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional
Touchstone Ultra Short Duration Fixed Income Fund	[TICKER]	[TICKER]	[TICKER]	[TICKER]

The Securities and Exchange Commission has not approved the Fund’s shares as an investment or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 14 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 89.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%		0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	%(1)	None	None
Other Expenses(2)	0.38%	0.35%		0.41%	0.29%
Acquired Fund Fees and Expenses	0.03%	0.03%		0.03%	0.03%
Total Annual Fund Operating Expenses	0.91%	1.38%		0.69%	0.57%
Fee Waivers and/or Expense Reimbursement(3)	(0.19)%	(0.16)%		(0.22)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.72%	1.22%		0.47%	0.42%

(1) Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services.  The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this Prospectus.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44% and 0.39% for Class A, Class C, Class Y and Institutional shares, respectively.  This expense limitation will remain in effect for at least two years from the commencement of operations of Class A, Class C, Class Y and Institutional shares but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$272	$224	$48	$43	$124
3 Years	$446	$405	$174	$151	$405
5 Years	$656	$725	$337	$286	$725
10 Years	$1,260	$1,633	$811	$680	$1,633

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2010, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. “high yield”) debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”).

In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile, and therefore riskier, than higher rated securities. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) and Government National Mortgage Association (“Ginnie Mae”) are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Fund’s Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ultra Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  1st Quarter 2001 +2.02%        Worst Quarter:  3rd Quarter 2008 -0.24%

The year-to-date return for the Fund’s Class Z shares as of September 30, 2011 is 0.95%.

For information on the prior history of the Fund, please see the section titled “The Trust” in the Fund’s Statement of Additional Information (“SAI”).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns

For the period ended December 31, 2010

	1 Year	5 Years	10 years
Ultra Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.75%	3.11%	3.00%
Class Z Return After Taxes on Distributions	0.99%	1.71%	1.75%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	1.14%	1.84%	1.82%
BoA Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.43%	2.38%
BoA Merrill Lynch 1-Year Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.83%	3.31%	3.16%

(1) Performance for Class A, Class C, Class Y and Institutional shares is not shown because the share classes do not have a full calendar year of operations.  Returns are presented for Class Z shares, which are not offered in this prospectus.  Class A, Class C, Class Y and Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.  Class Z shares are subject to shareholder service fees.  Class A and Class C shares are subject to sales charges and distribution fees.  Class Y and Institutional shares are not subject to sales charges and distribution fees.

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

Scott D. Weston

Vice President and Senior Portfolio Manager

Managing the Fund since 2008

Brent A. Miller, CFA

Portfolio Manager

Managing the Fund since 2008

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through your financial institution.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

INVESTMENT STRATEGIES AND RISKS

Can the Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our SAI.

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase the Fund’s taxable income. The Fund will do so only if the Advisor or the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.

Portfolio Composition

The Fund has adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

Fixed Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Call Risk. During periods of falling interest rates, an issuer may prepay (or “call”) certain debt obligations with high coupon rates prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Credit Risk. An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

Event Risk. Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

Mortgage-Backed Securities and Asset-Backed Securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.  The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets (credit card receivables, automobile financing loans, etc.) and the servicing of the assets.

U.S. Government Securities and U.S. Government Agencies Risk. The Fund’s U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Ginnie Mae. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover.  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.’’ A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

What are Some of the Non-Principal Risks of Investing in the Fund?

Derivatives. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;
•	As a substitute for purchasing or selling securities;
•	To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;
•	To enhance the Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund’s assets.

Exchange-Traded Funds.  The Fund may invest in shares of exchange-traded funds (“ETFs”). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.  When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Manager of Managers Risk. The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Market Disruption Risk.  The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest.  During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at www.TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of September 30, 2011, Touchstone Advisors had approximately $7 billion in assets under management. As the Fund’s Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

• Level of knowledge and skill

• Performance as compared to its peers or benchmark

• Consistency of performance over 5 years or more

• Level of compliance with investment rules and strategies

• Employees facilities and financial strength

• Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund’s assets. If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate of 0.25% is the fee paid to Touchstone Advisors by the Fund for the fiscal year ended September 30, 2010 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual fund operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) or other expenses. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees and other class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect for at least two years from the commencement of operations of Class A, Class C, Class Y and Institutional shares.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.

Contractual Limit on Fund Total Operating Expenses

Class A	0.69%
Class C	1.19%
Class Y	0.44%
Institutional	0.39%

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements can be found in the Trust’s March 31, 2011 Semiannual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor. The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisor

Fort Washington Investment Advisors, Inc. (“Fort Washington”), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Ultra Short Duration Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of September 30, 2011, Fort Washington had approximately $37.2 billion in assets under management.

Portfolio Managers

The Fund is managed by Scott D. Weston and Brent A. Miller.  The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund may be found in the SAI.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999.  He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. He became a portfolio manger in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics.  He has investment experience dating back to 1999.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.  The Fund’s Class Z shares are offered in a separate prospectus.  For information about the Class Z shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. (“Touchstone”) at 1.800.543.0407 or call your financial advisor.

Class A Shares

The offering price of Class A shares of the Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Fixed Income Funds.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	2.00%	2.04%
$50,000 but less than $100,000	1.50%	1.52%
$100,000 but less than $250,000	1.00%	1.01%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund.  There is no front-end sales charge on exchanges between funds or dividends reinvested in the Fund.  In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.
•

Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•	Purchases by a trust department of any financial institution in its capacity as trustee to any trust.
•	Purchases through authorized processing organizations described in this Prospectus.
•	Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.
•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.
•

Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers.  In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Fund and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the “Eligibility for Exemption from Sales Charge” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, an individual’s children under the age of 21; or
•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or
•	employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or
•	an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts
•	Joint tenant with rights of survivorship accounts
•	Uniform gift to minor accounts (“UGTMA”)
•	Trust accounts
•	Estate accounts
•	Guardian/Conservator accounts
•	IRA accounts, including Traditional, Roth, SEP and SIMPLE
•	Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares are subject to a 12b-1 fee.  A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a

12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Class A and Class C shares.  The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this Prospectus.  Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Dealer Compensation.  Touchstone, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds.  Touchstone reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.  Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  Touchstone Advisors may also reimburse Touchstone for making these payments.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Fund directly from Touchstone or through your financial advisor.

Class Y shares are available through your financial institution.  New purchases of Class Y shares are not available directly from Touchstone.  Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Fund directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone at

1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•        Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•        You may also open an account through your financial advisor.

Through your financial institution

•   You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•   Your financial institution will act as the shareholder of record of your shares.

•   Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•        Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

•        Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

•        Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

By exchange

All share classes of the Touchstone Ultra Short Duration Fixed Income Fund are prohibited from exchanging into any other Touchstone Fund.  Other Touchstone Funds may be exchanged into the Ultra Short Duration Fixed Income Fund pursuant to the exchange rules outlined below:

•        Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class Y shares and Institutional shares are exchangeable with other Class Y and Institutional Share Classes, respectively, as long as investment minimums and the proper selling agreement requirements are met.

•        You do not have to pay any exchange fee for your exchange.

•        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•        You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

• You may realize taxable gain if you exchange shares of the Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Through retirement plans

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•        Traditional Individual Retirement Accounts (“IRAs”)

•        Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•        Spousal IRAs

•        Roth Individual Retirement Accounts (“Roth IRAs”)

•        Coverdell Education Savings Accounts (“Education IRAs”)

•        Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•        Defined benefit plans

•        Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•        457 plans

Special Tax Consideration

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

• Charge a fee for its services

• Act as the shareholder of record of the shares

• Set different minimum initial and additional investment requirements

• Impose other charges and restrictions

• Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone.  Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

•        Complete the investment form provided at the bottom of a recent account statement.

•        Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•        Write your account number on the check.

•        Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•        If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•        Contact Touchstone, your financial advisor or your financial institution for further instructions.

•        Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

•        Your bank may charge a fee for handling wire transfers.

•        Purchases in the Fund will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•        You may add to your account by exchanging shares from another Touchstone Fund.

•        For information about how to exchange shares among the Touchstone Funds, see “Investing in the Fund - By exchange” in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Special Tax Consideration

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to the Fund in exchange for Fund shares.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below.  Touchstone does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.  Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone - By telephone

•        You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

•        To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•        Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

•        If we receive your sale request by the close of the regular session of trading on the NYSE, generally

4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

•        Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

•        In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases.  Touchstone has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•         Requiring personal identification

•         Making checks payable only to the owner(s) of the account shown on Touchstone’s records

•         Mailing checks only to the account address shown on Touchstone’s records

•         Directing wires only to the bank account shown on Touchstone’s records

•         Providing written confirmation for transactions requested by telephone

•         Digitally recording instructions received by telephone

Through Touchstone - By mail

•        Write to Touchstone.

•        Indicate the number of shares or dollar amount to be sold.

•        Include your name and account number.

•        Sign your request exactly as your name appears on your investment application.

•        You may be required to have your signature guaranteed (See “Signature Guarantees” in this Prospectus for more information).

Through Touchstone - By wire

•        Complete the appropriate information on the investment application.

•        You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

•        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•        Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone for more information.

Through Touchstone - Through a systematic withdrawal plan

•        You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•        Withdrawals can be made monthly, quarterly, semiannually or annually.

•        There is no fee for this service.

•        There is no minimum account balance required for retirement plans.

Special Tax Consideration

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor, financial institution or Authorized Processing Organization

•        You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•        Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•      Your financial institution may charge you a fee for selling your shares.

•      Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Special Tax Consideration

Selling your shares may cause you to incur a taxable gain or loss.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone’s records.

Contingent Deferred Sales Charge (“CDSC”)

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

•        The redemption is due to the death or post-purchase disability of a shareholder

•        The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

•        The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

•        The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

•        The redemption is made first from amounts not subject to a CDSC; then

•        From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•        Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•        Proceeds are being sent to an address other than the address of record

•        Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

•        Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•        Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders.  The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Fund may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly).  We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone.  If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV.  Reinvestment will be at the NAV next calculated after Touchstone receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Special Tax Consideration

You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.

Low Account Balances (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•        When the NYSE is closed on days other than customary weekends and holidays

•        When trading on the NYSE is restricted

•        During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Fund may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•        All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•        Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

•        All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•        Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•        Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:

•        If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•        If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

• If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for each other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

Special Tax Consideration

You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Fund declares investment income, if any, daily and distributes it monthly to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact it to elect cash payment.

Tax Information

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Code.  As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2011; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets).

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell or exchange shares of the Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of the Fund.

Special Tax Consideration

For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

Medicare Contribution Tax.  Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in our SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH  45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104	TSF-56-TFGT-US-1101